                                                                    EXHIBIT 10.1






                             PETROQUEST ENERGY, INC.

                               1998 INCENTIVE PLAN

                         (AS EFFECTIVE AUGUST 21, 1998)

                                TABLE OF CONTENTS


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                                                                                                               PAGE
                                                                                                               ----
SECTION 1.           GENERAL PROVISIONS RELATING TO PLAN GOVERNANCE, COVERAGE AND BENEFITS........................1
         1.1         Purpose......................................................................................1
         1.2         Definitions..................................................................................2
                     (a)      Appreciation........................................................................2
                     (b)      Authorized Officer..................................................................2
                     (c)      Board...............................................................................2
                     (d)      Cause...............................................................................2
                     (e)      Change in Control...................................................................2
                     (f)      Code................................................................................2
                     (g)      Committee...........................................................................2
                     (h)      Common Stock........................................................................3
                     (i)      Company.............................................................................3
                     (j)      Consultant..........................................................................3
                     (k)      Covered Employee....................................................................3
                     (l)      Disability..........................................................................3
                     (m)      Employee............................................................................4
                     (n)      Employment..........................................................................4
                     (o)      Exchange Act........................................................................4
                     (p)      Fair Market Value...................................................................5
                     (q)      Grantee.............................................................................5
                     (r)      Incentive Award.....................................................................5
                     (s)      Incentive Agreement.................................................................5
                     (t)      Incentive Stock Option..............................................................5
                     (u)      Independent SAR.....................................................................5
                     (v)      Insider.............................................................................5
                     (w)      Nonstatutory Stock Option...........................................................6
                     (x)      Option Price........................................................................6
                     (y)      Outside Director....................................................................6
                     (z)      Parent..............................................................................6
                     (aa)     Plan................................................................................6
                     (bb)     Publicly Held Corporation...........................................................6
                     (cc)     Retirement..........................................................................6
                     (dd)     Share...............................................................................6
                     (ee)     Share Pool..........................................................................6
                     (ff)     Spread..............................................................................6
                     (gg)     Stock Appreciation Right or SAR.....................................................6
                     (hh)     Stock Option or Option..............................................................7
                     (ii)     Subsidiary..........................................................................7
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                                        i


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



                     (jj)     Tandem SAR..........................................................................7
         1.3         Plan Administration..........................................................................7
                     (a)      Authority of the Committee..........................................................7
                     (b)      Meetings............................................................................7
                     (c)      Decisions Binding...................................................................7
                     (d)      Modification of Outstanding Incentive Awards........................................8
                     (e)      Delegation of Authority.............................................................8
                     (f)      Expenses of Committee...............................................................8
                     (g)      Surrender of Previous Incentive Awards..............................................8
                     (h)      Indemnification.....................................................................9
         1.4         Shares of Common Stock Available for Incentive Awards........................................9
         1.5         Share Pool Adjustments for Awards and Payouts...............................................10
         1.6         Common Stock Available.  ...................................................................11
         1.7         Participation...............................................................................11
                     (a)      Eligibility........................................................................11
                     (b)      Incentive Stock Option Eligibility.................................................11
         1.8         Types of Incentive Awards...................................................................12
         1.9         Maximum Term................................................................................12

SECTION 2.           STOCK OPTIONS AND STOCK APPRECIATION RIGHTS.................................................12
         2.1         Grant of Stock Options......................................................................12
         2.2         Stock Option Terms..........................................................................12
                     (a)      Written Agreement..................................................................12
                     (b)      Number of Shares...................................................................12
                     (c)      Exercise Price.....................................................................12
                     (d)      Term...............................................................................13
                     (e)      Exercise...........................................................................13
                     (f)      $100,000 Annual Limit on Incentive Stock Options...................................13
         2.3         Stock Option Exercises......................................................................14
                     (a)      Method of Exercise and Payment.....................................................14
                     (b)      Restrictions on Share Transferability..............................................15
                     (c)      Notification of Disqualifying Disposition of Shares from Incentive Stock Options...15
                     (d)      Proceeds of Option Exercise........................................................15
         2.4         Stock Appreciation Rights in Tandem with Nonstatutory Stock Options.........................15
                     (a)      Grant..............................................................................15
                     (b)      General Provisions.................................................................16
                     (c)      Exercise...........................................................................16
                     (d)      Settlement.........................................................................16
         2.5         Stock Appreciation Rights Independent of Nonstatutory Stock Options.........................16
                     (a)      Grant..............................................................................16
                     (b)      General Provisions.................................................................16
                     (c)      Exercise...........................................................................16
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                                       ii

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

                     (d)      Settlement.........................................................................17
         2.6         Reload Options..............................................................................17

SECTION 3.           PROVISIONS RELATING TO PLAN PARTICIPATION...................................................17
         3.1         Plan Conditions.............................................................................17
                     (a)      Incentive Agreement................................................................17
                     (b)      No Right to Employment.............................................................18
                     (c)      Securities Requirements............................................................18
         3.2         Transferability.............................................................................19
                     (a)      Non-Transferable Awards and Options................................................19
                     (b)      Ability to Exercise Rights.........................................................19
         3.3         Rights as a Stockholder.....................................................................19
                     (a)      No Stockholder Rights..............................................................19
                     (b)      Representation of Ownership........................................................20
         3.4         Listing and Registration of Shares of Common Stock..........................................20
         3.5         Change in Stock and Adjustments.............................................................20
                     (a)      Changes in Law or Circumstances....................................................20
                     (b)      Exercise of Corporate Powers.......................................................21
                     (c)      Recapitalization of the Company....................................................21
                     (d)      Reorganization of the Company......................................................21
                     (e)      Issue of Common Stock by the Company...............................................22
                     (f)      Acquisition of the Company.........................................................22
                     (g)      Assumption of Outstanding Incentive Awards under the Plan..........................22
                     (h)      Assumption of Incentive Awards by a Successor......................................23
         3.6         Termination of Employment, Death, Disability and Retirement.................................23
                     (a)      Termination of Employment..........................................................23
                     (b)      Termination of Employment for Cause................................................24
                     (c)      Retirement.........................................................................24
                     (d)      Disability or Death................................................................24
                     (e)      Continuation.......................................................................25
         3.7         Change in Control...........................................................................25
         3.8         Exchange of Incentive Awards................................................................27
         3.9         Financing...................................................................................27

SECTION 4.           GENERAL.....................................................................................27
         4.1         Effective Date and Grant Period.............................................................27
         4.2         Funding and Liability of Company............................................................28
         4.3         Withholding Taxes...........................................................................28
                     (a)      Tax Withholding....................................................................28
                     (b)      Share Withholding..................................................................28
                     (c)      Incentive Stock Options............................................................28
                     (d)      Loans..............................................................................29
         4.4         No Guarantee of Tax Consequences............................................................29
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

         4.5         Designation of Beneficiary by Participant...................................................29
         4.6         Deferrals...................................................................................29
         4.7         Amendment and Termination...................................................................29
         4.8         Requirements of Law.........................................................................30
         4.9         Rule 16b-3 Securities Law Compliance........................................................30
         4.10        Compliance with Code Section 162(m).........................................................31
         4.11        Successors..................................................................................31
         4.12        Miscellaneous Provisions....................................................................31
         4.13        Severability................................................................................32
         4.14        Gender, Tense and Headings..................................................................32
         4.15        Governing Law...............................................................................32





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                             PETROQUEST ENERGY, INC.

                               1998 INCENTIVE PLAN



                                   SECTION 1.

                         GENERAL PROVISIONS RELATING TO
                     PLAN GOVERNANCE, COVERAGE AND BENEFITS

         1.      Purpose

         The purpose of the Plan is to foster and promote the long-term financial success of PetroQuest Energy, Inc. (the "Company") and its Subsidiaries and to increase stockholder value by: (a) encouraging the commitment of selected key Employees, Consultants and Outside Directors, (b) motivating superior performance of key Employees, Consultants and Outside Directors by means of long-term performance related incentives, (c) encouraging and providing key Employees, Consultants and Outside Directors with a program for obtaining ownership interests in the Company which link and align their personal interests to those of the Company's stockholders, (d) attracting and retaining key Employees, Consultants and Outside Directors by providing competitive incentive compensation opportunities, and (e) enabling key Employees, Consultants and Outside Directors to share in the long-term growth and success of the Company.

         The Plan provides for payment of various forms of incentive compensation and it is not intended to be a plan that is subject to the Employee Retirement Income Security Act of 1974, as amended (ERISA). The Plan shall be interpreted, construed and administered consistent with its status as a plan that is not subject to ERISA.

         Subject to approval by the Company's stockholders pursuant to Section 4.1, the Plan shall become effective as of August 21, 1998 (the "EFFECTIVE DATE"). The Plan shall commence on the Effective Date, and shall remain in effect, subject to the right of the Board to amend or terminate the Plan at any time pursuant to Section 4.7, until all Shares subject to the Plan have been purchased or acquired according to its provisions. However, in no event may an Incentive Award be granted under the Plan after the expiration of ten (10) years from the Effective Date. Any Incentive Award granted prior to the Effective Date shall be subject to the subsequent receipt of stockholder approval of the Plan pursuant to Section 4.1.

         2.      Definitions

         The following terms shall have the meanings set forth below:

                                      i.             APPRECIATION. The
                                            difference between the option
                                            exercise price per share of the
                                            Nonstatutory Stock Option to which a
                                            Tandem SAR relates and the weighted
                                            average of the Fair Market Value of
                                            a share of Common Stock for the five
                                            trading days immediately preceding
                                            the date of exercise of the Tandem
                                            SAR.

                                     ii.             AUTHORIZED OFFICER. The
                                            Chairman of the Board or the Chief
                                            Executive Officer of the Company or
                                            any other senior officer of the
                                            Company to whom either of them
                                            delegate the authority to execute
                                            any Incentive Agreement for and on
                                            behalf of the Company. No officer or
                                            director shall be an Authorized
                                            Officer with respect to any
                                            Incentive Agreement for himself.

                                    iii.             BOARD.  The Board of
                                            Directors of the Company.

                                     iv.             CAUSE. When used in
                                            connection with the termination of a
                                            Grantee's Employment, shall mean the
                                            termination of the Grantee's
                                            Employment by the Company by reason
                                            of (i) the conviction of the Grantee
                                            by a court of competent jurisdiction
                                            as to which no further appeal can be
                                            taken of a crime involving moral
                                            turpitude or a felony; (ii) the
                                            proven commission by the Grantee of
                                            an act of fraud upon the Company;
                                            (iii) the willful and proven
                                            misappropriation of any funds or
                                            property of the Company by the
                                            Grantee; (iv) the willful, continued
                                            and unreasonable failure by the
                                            Grantee to perform the material
                                            duties assigned to him; (v) the
                                            knowing engagement by the Grantee in
                                            any direct, material conflict of
                                            interest with the Company without
                                            compliance with the Company's
                                            conflict of interest policy, if any,
                                            then in effect; or (vi) the knowing
                                            engagement by the Grantee, without
                                            the written approval of the Board,
                                            in any activity which competes with
                                            the business of the Company or which
                                            would result in a material injury to
                                            the business, reputation or goodwill
                                            of the Company.

                                    v.               CHANGE IN CONTROL. Any of
                                            the events described in and subject
                                            to Section 3.7.








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                                    vi.              CODE. The Internal Revenue
                                            Code of 1986, as amended, and the
                                            regulations and other authority
                                            promulgated thereunder by the
                                            appropriate governmental authority.
                                            References herein to any provision
                                            of the Code shall refer to any
                                            successor provision thereto.

                                    vii.             COMMITTEE. A committee
                                            appointed by the Board consisting of
                                            not less than two directors as
                                            appointed by the Board to administer
                                            the Plan. However, if the Company is
                                            a Publicly Held Corporation, the
                                            Plan shall be administered by a
                                            committee appointed by the Board
                                            consisting of not less than two
                                            directors who fulfill the
                                            "non-employee director" requirements
                                            of Rule 16b-3 under the Exchange Act
                                            and the "outside director"
                                            requirements of Section 162(m) of
                                            the Code. In either case, the
                                            Committee may be the Compensation
                                            Committee of the Board, or any
                                            subcommittee of the Compensation
                                            Committee, provided that the members
                                            of the Committee satisfy the
                                            requirements of the previous
                                            provisions of this paragraph. The
                                            Board shall have the power to fill
                                            vacancies on the Committee arising
                                            by resignation, death, removal or
                                            otherwise. The Board, in its sole
                                            discretion, may bifurcate the powers
                                            and duties of the Committee among
                                            one or more separate committees, or
                                            retain all powers and duties of the
                                            Committee in a single Committee. The
                                            members of the Committee shall serve
                                            at the discretion of the Board.

                  Notwithstanding the preceding paragraph, the term "Committee" as used in the Plan with respect to any Incentive Award for an Outside Director shall refer to the Board. In the case of an Incentive Award for an Outside Director, the Board shall have all the powers and responsibilities of the Committee hereunder as to such Incentive Award, and any actions as to such Incentive Award may be acted upon only by the Board (unless it otherwise designates in its discretion). When the Board exercises its authority to act in the capacity as the Committee hereunder with respect to an Incentive Award for an Outside Director, it shall so designate with respect to any action that it undertakes in its capacity as the Committee.

                                    viii.            COMMON STOCK. The common
                                            stock of the Company, $.001 par
                                            value per share, and any class of
                                            common stock into which such common
                                            shares may hereafter be converted,
                                            reclassified or recapitalized.






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                                    ix.              COMPANY. PetroQuest Energy,
                                            Inc., a corporation organized under
                                            the laws of the State of Delaware,
                                            and any successor in interest
                                            thereto.

                                    x.               CONSULTANT. An independent
                                            agent, consultant, attorney, an
                                            individual who has agreed to become
                                            an Employee, or any other individual
                                            who is not an Outside Director or
                                            employee of the Company (or any
                                            Parent or Subsidiary) and who
                                            provides ongoing management or
                                            consulting services to the Company
                                            (or any Parent or Subsidiary).

                                    xi.              COVERED EMPLOYEE. Only if
                                            the Company is a Publicly Held
                                            Corporation, a named executive
                                            officer who is one of the group of
                                            covered employees as defined in
                                            Section 162(m) of the Code and
                                            Treasury Regulation Section
                                            1.162-27(c) (or its successor).

                                    xii.             DISABILITY. As determined
                                            by the Committee in its discretion
                                            exercised in good faith, a physical
                                            or mental condition of the Employee
                                            that would entitle him to payment of
                                            disability income payments under the
                                            Company's long term disability
                                            insurance policy or plan for
                                            employees, as then effective, if
                                            any; or in the event that the
                                            Grantee is not covered, for whatever
                                            reason, under the Company's
                                            long-term disability insurance
                                            policy or plan, "Disability" means a
                                            permanent and total disability as
                                            defined in Section 22(e)(3) of the
                                            Code. A determination of Disability
                                            may be made by a physician selected
                                            or approved by the Committee and, in
                                            this respect, the Grantee shall
                                            submit to an examination by such
                                            physician upon request.

                                    xiii.            EMPLOYEE. Any employee of
                                            the Company (or any Parent or
                                            Subsidiary) within the meaning of
                                            Section 3401(c) of the Code who, in
                                            the opinion of the Committee, is one
                                            of a select group of executive
                                            officers, other officers, or other
                                            key personnel of the Company (or any
                                            Parent or Subsidiary), who is in a
                                            position to contribute materially to
                                            the growth and development and to
                                            the financial success of the Company
                                            (or any Parent or Subsidiary),
                                            including, without limitation,
                                            officers who are members of the
                                            Board.








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



                                    xiv.             EMPLOYMENT. Employment by
                                            the Company (or any Parent or
                                            Subsidiary), or by any corporation
                                            issuing or assuming an Incentive
                                            Award in any transaction described
                                            in Section 424(a) of the Code, or by
                                            a parent corporation or a subsidiary
                                            corporation of such corporation
                                            issuing or assuming such Incentive
                                            Award, as the parent-subsidiary
                                            relationship shall be determined at
                                            the time of the corporate action
                                            described in Section 424(a) of the
                                            Code. In this regard, neither the
                                            transfer of a Grantee from
                                            Employment by the Company to
                                            Employment by any Parent or
                                            Subsidiary, nor the transfer of a
                                            Grantee from Employment by any
                                            Parent or Subsidiary to Employment
                                            by the Company, shall be deemed to
                                            be a termination of Employment of
                                            the Grantee. Moreover, the
                                            Employment of a Grantee shall not be
                                            deemed to have been terminated
                                            because of an approved leave of
                                            absence from active Employment on
                                            account of temporary illness,
                                            authorized vacation or granted for
                                            reasons of professional advancement,
                                            education, health, or government
                                            service, or during military leave
                                            for any period (if the Grantee
                                            returns to active Employment within
                                            90 days after the termination of
                                            military leave), or during any
                                            period required to be treated as a
                                            leave of absence by virtue of any
                                            applicable statute, Company
                                            personnel policy or agreement.
                                            Whether an authorized leave of
                                            absence shall constitute termination
                                            of Employment hereunder shall be
                                            determined by the Committee in its
                                            discretion.

                  Unless otherwise provided in the Incentive Agreement, the term "Employment" for purposes of the Plan will also include compensatory services performed by a Consultant for the Company (or any Parent or Subsidiary) as well as membership on the Board by an Outside Director.

                                    xv.             EXCHANGE ACT. The Securities
                                            Exchange Act of 1934, as amended.

                                    xvi.            FAIR MARKET VALUE. If the
                                            Company is not a Publicly Held
                                            Corporation at the time a
                                            determination of the Fair Market
                                            Value of the Common Stock is
                                            required to be made hereunder, the
                                            determination of Fair Market Value
                                            for purposes of the Plan shall be
                                            made by the Committee in its
                                            discretion exercised in good faith.
                                            In this respect, the

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                                            Committee may rely on such financial
                                            data, valuations or experts as it
                                            deems advisable under the
                                            circumstances.

                  If the Company is a Publicly Held Corporation, the Fair Market Value of one share of Common Stock on the date in question is deemed to be (i) the closing sales price of a share of Common Stock as reported on the principal securities exchange on which Shares are then listed or admitted to trading, or (ii) if not so reported, the average of the closing bid and asked prices for a Share as quoted on the National Association of Securities Dealers Automated Quotation System ("NASDAQ"), or (iii) if not quoted on NASDAQ, the average of the closing bid and asked prices for a Share as quoted by the National Quotation Bureau's "Pink Sheets" or the National Association of Securities Dealers' OTC Bulletin Board System. If there was no public trade of Common Stock on the date in question, Fair Market Value shall be determined by reference to the last preceding date on which such a trade was so reported.

                  xvii. GRANTEE. Any Employee, Consultant or Outside Director who is granted an Incentive Award under the Plan.

                  xviii. INCENTIVE AWARD. A grant of an award under the Plan to a Grantee, including any Nonstatutory Stock Option, Incentive Stock Option, Reload Option and Stock Appreciation Right.

                  xix. INCENTIVE AGREEMENT. The written agreement entered into between the Company and the Grantee setting forth the terms and conditions pursuant to which an Incentive Award is granted under the Plan, as such agreement is further defined in Section 3.1(a).

                  xx. INCENTIVE STOCK OPTION. A Stock Option granted by the Committee to an Employee under Section 2 which is designated by the Committee as an Incentive Stock Option and intended to qualify as an Incentive Stock Option under Section 422 of the Code.

                  xxi. INDEPENDENT SAR. A Stock Appreciation Right described in Section 2.5.

                  xxii. INSIDER. To the extent that the Company is a Publicly Held Corporation, an individual who is, on the relevant date, an officer, director or ten percent (10%) beneficial owner of any class of the Company's equity securities that is registered pursuant to Section 12 of the Exchange Act, all as defined under Section 16 of the Exchange Act.

                  xxiii. NONSTATUTORY STOCK OPTION. A Stock Option granted by the Committee to a Grantee under Section 2 which is not designated by the Committee as an Incentive Stock Option.

                  xxiv. OPTION PRICE. The exercise price at which a Share may be purchased by the Grantee of a Stock Option.

                  xxv. OUTSIDE DIRECTOR. A member of the Board who is not, at the time of grant of an Incentive Award, an employee of the Company or any Parent or Subsidiary.

                  xxvi. PARENT. Any corporation (whether now or hereafter existing) which constitutes a "parent" of the Company, as defined in
         Section 424(e) of the Code.

                  xxvii. PLAN. The PetroQuest Energy, Inc. 1998 Incentive Plan as set forth herein and as it may be amended from time to time.

                  xxviii. PUBLICLY HELD CORPORATION. A corporation issuing any class of common equity securities required to be registered under
         Section 12 of the Exchange Act.

                  xxix. RETIREMENT. The voluntary termination of Employment from the Company or any Parent or Subsidiary constituting retirement for age on any date after the Employee attains the normal retirement age of 65 years, or such other age as may be designated by the Committee in the Employee's Incentive Agreement.

                  xxx.    SHARE. A share of the Common Stock of the Company.

                  xxxi. SHARE POOL. The number of shares authorized for issuance under Section 1.4, as adjusted for awards and payouts under
         Section 1.5 and as adjusted for changes in corporate capitalization under Section 3.5.

                  xxxii. SPREAD. The difference between the exercise price per Share specified in any Independent SAR grant and the weighted average of the Fair Market Value of a Share for the five trading days immediately preceding the date of exercise of the Independent SAR.

                  xxxiii. STOCK APPRECIATION RIGHT OR SAR. A Tandem SAR described in Section 2.4 or an Independent SAR described in Section 2.5.

                  xxxiv. STOCK OPTION OR OPTION. Pursuant to Section 2, (i) an Incentive Stock Option granted to an Employee, or (ii) a Nonstatutory Stock Option granted to an Employee, Consultant or Outside Director, whereunder such option the Grantee has the right to purchase Shares of Common Stock. In accordance with Section 422 of the Code, no Consultant or Outside Director shall be granted an Incentive Stock Option.

                  xxxv. SUBSIDIARY. Any corporation (whether now or hereafter existing) which constitutes a "subsidiary" of the Company, as defined in Section 424(f) of the Code.

                  xxxvi. TANDEM SAR. A Stock Appreciation Right that is granted in connection with a related Stock Option pursuant to Section 2.4, the exercise of which shall require forfeiture of the right to purchase a Share under the related Stock Option (and when a Share is purchased under the Stock Option, the Tandem SAR shall similarly be canceled).

a.       PLAN ADMINISTRATION

                  i. AUTHORITY OF THE COMMITTEE. Except as may be limited by law and subject to the provisions herein, the Committee shall have full power to (i) select Grantees who shall participate in the Plan; (ii) determine the sizes, duration and types of Incentive Awards; (iii) determine the terms and conditions of Incentive Awards and Incentive Agreements; (iv) determine whether any Shares subject to Incentive Awards will be subject to any restrictions on transfer; (v) construe and interpret the Plan and any Incentive Agreement or other agreement entered into under the Plan; and (vi) establish, amend, or waive rules for the Plan's administration. Further, the Committee shall make all other determinations which may be necessary or advisable for the administration of the Plan.

                  ii. MEETINGS. The Committee shall designate a chairman from among its members who shall preside at all of its meetings, and shall designate a secretary, without regard to whether that person is a member of the Committee, who shall keep the minutes of the proceedings and all records, documents, and data pertaining to its administration of the Plan. Meetings shall be held at such times and places as shall be determined by the Committee and the Committee may hold telephonic meetings. The Committee may take any action otherwise proper under the Plan by the affirmative vote, taken with or without a meeting, of a majority of its members. The Committee may authorize any one or more of their members or any officer of the Company to execute and deliver documents on behalf of the Committee.

                  iii. DECISIONS BINDING. All determinations and decisions made by the Committee shall be made in its discretion pursuant to the provisions of the Plan, and shall be final, conclusive and binding on all persons including the Company, its shareholders, Employees, Grantees, and their estates and beneficiaries. The Committee's decisions and determinations with respect to any Incentive Award need not be uniform and may be made selectively among Incentive Awards and Grantees, whether or not such Incentive Awards are similar or such Grantees are similarly situated.

                  iv. MODIFICATION OF OUTSTANDING INCENTIVE AWARDS. Subject to the stockholder approval requirements of Section 4.7 if applicable, the Committee may, in its discretion, provide for the extension of the exercisability of an Incentive Award, accelerate the vesting or exercisability of an Incentive Award, eliminate or make less restrictive any restrictions contained in an Incentive Award, waive any restriction or other provisions of an Incentive Award, or otherwise amend or modify an Incentive Award in any manner that is either (i) not adverse to the Grantee to whom such Incentive Award was granted or (ii) consented to by such Grantee. The Committee may grant an Incentive Award to an individual who it expects to become an Employee within the next six months, with such Incentive Award being subject to such individual actually becoming an Employee within such time period, and subject to such other terms and conditions as may be established by the Committee in its discretion.

                  v. DELEGATION OF AUTHORITY. The Committee may delegate to the Chief Executive Officer and to other senior officers of the Company its duties under this Plan pursuant to such conditions or limitations as the Committee may establish from time to time, except that, if the Company is a Publicly Held Corporation, the Committee may not delegate to any person the authority to (i) grant Incentive Awards, or (ii) take any action which would contravene the requirements of Rule 16b-3 under the Exchange Act or the Performance-Based Exception under Section 162(m) of the Code.

                  vi. EXPENSES OF COMMITTEE. The Committee may employ legal counsel, including, without limitation, independent legal counsel and counsel regularly employed by the Company, and other agents as the Committee may deem appropriate for the administration of the Plan. The Committee may rely upon any opinion or computation received from any such counsel or agent. All expenses incurred by the Committee in interpreting and administering the Plan, including, without limitation, meeting expenses and professional fees, shall be paid by the Company.

                  vii. SURRENDER OF PREVIOUS INCENTIVE AWARDS. The Committee may, in its absolute discretion, grant Incentive Awards to Grantees on the condition that such Grantees surrender to the Committee for cancellation such other Incentive Awards (including, without limitation, Incentive Awards with higher exercise prices) as the Committee directs. Incentive Awards granted on the condition precedent of surrender of outstanding Incentive Awards shall not count against the limits set forth in Section 1.4 until such time as such previous Incentive Awards are surrendered and canceled. Any decision of the Committee to grant Incentive Awards on such a condition precedent shall be deemed an amendment to the Plan and shall be subject to the requirements of Section 4.7 of the Plan regarding approvals of Regulatory Authorities (as defined therein).

                  viii. INDEMNIFICATION. Each person who is or was a member of the Committee, or of the Board, shall be indemnified by the Company against and from any damage, loss, liability, cost and expense that may be imposed upon or reasonably incurred by him in connection with or resulting from any claim, action, suit, or proceeding to which he may be a party or in which he may be involved by reason of any action taken or failure to act under the Plan, except for any such act or omission constituting willful misconduct or gross negligence. Such person shall be indemnified by the Company for all amounts paid by him in settlement thereof, with the Company's approval, or paid by him in satisfaction of any judgment in any such action, suit, or proceeding against him, provided he shall give the Company an opportunity, at its own expense, to handle and defend the same before he undertakes to handle and defend it on his own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company's Articles of Incorporation or Bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

b.       SHARES OF COMMON STOCK AVAILABLE FOR INCENTIVE AWARDS

         Subject to adjustment under Section 3.5, there shall be available for Incentive Awards under this Plan granted wholly or partly in Common Stock (including rights or Options that may be exercised for or settled in Common Stock) an aggregate of 1,800,000 Shares of Common Stock, of which an aggregate of not more than 500,000 Shares shall be available for Incentive Awards granted to Outside Directors and the remainder shall be available for Incentive Awards to Employees and Consultants. No more than 1,800,000 Shares of Common Stock shall be available for Incentive Stock Options. The number of Shares of Common Stock that are the subject of Incentive Awards under this Plan, that are forfeited or terminated, expire unexercised, are settled in cash in lieu of Common Stock or in a manner such that all or some of the Shares covered by an Incentive Award are not issued to a Grantee or are exchanged for Incentive Awards that do not involve Common Stock, shall again immediately become available for Incentive Awards hereunder. The Committee may from time to time adopt and observe such procedures concerning the counting of Shares against the Plan maximum as it may deem appropriate. The Board and the appropriate officers of the Company shall from time to time take whatever actions are necessary to file any required documents with governmental authorities, stock exchanges and transaction reporting systems to ensure that Shares are available for issuance pursuant to Incentive Awards.

         If the Company is a Publicly Held Corporation, then unless and until the Committee determines that a particular Incentive Award granted to a Covered Employee is not intended to comply with the Performance-Based Exception, the following rules shall apply to grants of Incentive Awards to Covered Employees:

                  i. Subject to adjustment as provided in Section 3.5, the maximum aggregate number of Shares of Common Stock (including Stock Options and SARs) that may be granted or that may vest, as applicable, in any calendar year pursuant to any Incentive Award held by any individual Covered Employee shall be 500,000 Shares. In addition, the number of Shares of Common Stock that are subject to Incentive Awards granted under the Plan to any one Grantee will not exceed 5% of the Company's issued and outstanding shares of Common Stock.

                  ii. The maximum aggregate cash payout (in SARs) with respect to Incentive Awards granted in any calendar year which may be made to any Covered Employee shall be $5,000,000.

                  iii. With respect to any Stock Option or Stock Appreciation Right granted to a Covered Employee that is canceled or repriced, the number of Shares subject to such Stock

         Option or Stock Appreciation Right shall continue to count against the maximum number of Shares that may be the subject of Stock Options or Stock Appreciation Rights granted to such Covered Employee hereunder and, in this regard, such maximum number shall be determined in accordance with Section 162(m) of the Code.

                  iv. The limitations of subsections (a), (b) and (c) above shall be construed and administered so as to comply with the Performance-Based Exception.

c.       SHARE POOL ADJUSTMENTS FOR AWARDS AND PAYOUTS.

         The following Incentive Awards and payouts shall reduce, on a one Share for one Share basis, the number of Shares authorized for issuance under the Share Pool:

                  i.     Stock Option; and

                  ii.    SAR (except a Tandem SAR).

         The following transactions shall restore, on a one Share for one Share basis, the number of Shares authorized for issuance under the Share Pool:

                  (a)    A Payout of an SAR or Tandem SAR in the form of cash;

                  (b) A cancellation, termination, expiration, forfeiture, or lapse for any reason (with the exception of the termination of a Tandem SAR upon exercise of the related Stock Option, or the termination of a related Stock Option upon exercise of the corresponding Tandem SAR) of any Shares subject to an Incentive Award; and

                  (c) Payment of an Option Price with previously acquired Shares or by withholding Shares which otherwise would be acquired on exercise (i.e., the Share Pool shall be increased by the number of Shares turned in or withheld as payment of the Option Price).

d.       COMMON STOCK AVAILABLE.

         The Common Stock available for issuance under the Plan shall be made available from Shares now or hereafter (i) held in the treasury of the Company or (ii) authorized but unissued shares. No fractional shares shall be issued under the Plan; payment for fractional shares shall be made in cash.

e.       PARTICIPATION

                  i. ELIGIBILITY. The Committee shall from time to time designate those Employees, Consultants and/or Outside Directors, if any, to be granted Incentive Awards under the Plan, the type of Incentive Awards granted, the number of Shares, Stock Options, rights or units, as the case may be, which shall be granted to each such person, and any other terms or conditions relating to the Incentive Awards as it may deem appropriate to the extent consistent with the provisions of the Plan. A Grantee who has been granted an Incentive Award may, if otherwise eligible, be granted additional Incentive Awards at any time.

                  ii. INCENTIVE STOCK OPTION ELIGIBILITY. No Consultant or Outside Director shall be eligible for the grant of any Incentive Stock Option. In addition, no Employee shall be eligible for the grant of any Incentive Stock Option who owns or would own immediately before the grant of such Incentive Stock Option, directly or indirectly, stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company, or any Parent or Subsidiary. This restriction does not apply if, at the time such Incentive Stock Option is granted, the Incentive Stock Option exercise price is at least one hundred and ten percent (110%) of the Fair Market Value on the date of grant and the Incentive Stock Option by its terms is not exercisable after the expiration of five (5) years from the date of grant. For the purpose of the immediately preceding sentence, the attribution rules of Section 424(d) of the Code shall apply for the purpose of determining an Employee's percentage ownership in the Company or any Parent or Subsidiary. This paragraph shall be construed consistent with the requirements of Section 422 of the Code.

f.       TYPES OF INCENTIVE AWARDS

         The types of Incentive Awards under the Plan are Stock Options and Stock Appreciation Rights, or any combination of the foregoing.

g.       MAXIMUM TERM

         The maximum term for any Incentive Award granted under the Plan is ten years from the date of grant.


                                   SECTION 2.

                   STOCK OPTIONS AND STOCK APPRECIATION RIGHTS

a.       GRANT OF STOCK OPTIONS

         The Committee is authorized to grant (a) Nonstatutory Stock Options to Employees, Consultants and/or Outside Directors and (b) Incentive Stock Options to Employees only, in accordance with the terms and conditions of the Plan, and with such additional terms and conditions, not inconsistent with the Plan, as the Committee shall determine in its discretion. Successive grants may be made to the same Grantee whether or not any Stock Option previously granted to such person remains unexercised.

b.       STOCK OPTION TERMS

                  i. WRITTEN AGREEMENT. Each grant of an Stock Option shall be evidenced by a written Incentive Agreement. Among its other provisions, each Incentive Agreement shall set forth the extent to which the Grantee shall have the right to exercise the Stock Option following termination of the Grantee's Employment. Such provisions shall be determined in the discretion of the Committee, shall be included in the Grantee's Incentive Agreement, need not be uniform among all Stock Options issued pursuant to the Plan.

                  ii. NUMBER OF SHARES. Each Stock Option shall specify the number of Shares of Common Stock to which it pertains.

                 iii. EXERCISE PRICE. The exercise price per Share of Common Stock under each Stock Option shall be determined by the Committee; provided, however, that in the case of an Incentive Stock Option, such exercise price shall not be less than 100% of the Fair Market Value per Share on the business day immediately preceding the day the Incentive Stock Option is granted. To the extent that the Company is a Publicly Held Corporation and the Stock Option is intended to qualify for the Performance-Based Exception, the exercise price shall not be less than 100% of the Fair Market Value per Share on the date the Stock Option is granted. Each Stock Option shall specify the method of exercise which shall be consistent with the requirements of Section 2.3(a).

                  iv. TERM. In the Incentive Agreement, the Committee shall fix the term of each Stock Option which shall be not more than ten (10) years from the date of grant. In the event no term is fixed, such term shall be ten (10) years from the date of grant.

                  v. EXERCISE. The Committee shall determine the time or times at which a Stock Option may be exercised in whole or in part. Each Stock Option may specify the required period of continuous Employment and/or the performance objectives to be achieved before the Stock Option or portion thereof will become exercisable. Each Stock Option, the exercise of which, or the timing of the exercise of which, is dependent, in whole or in part, on the achievement of designated performance objectives, may specify a minimum level of achievement in respect of the specified performance objectives below which no Stock Options will be exercisable and a method for determining the number of Stock Options that will be exercisable if performance is at or above such minimum but short of full achievement of the performance objectives. All such terms and conditions shall be set forth in the Incentive Agreement.

                  vi. $100,000 ANNUAL LIMIT ON INCENTIVE STOCK OPTIONS. Notwithstanding any contrary provision in the Plan, to the extent that the aggregate Fair Market Value (determined as of the time the Incentive Stock Option is granted) of the Shares of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by any Grantee during any single calendar year (under the Plan and any other stock option plans of the

         Company and its Subsidiaries or Parent) exceeds the sum of $100,000, such Incentive Stock Option shall be treated as a Nonstatutory Stock Option to the extent in excess of the $100,000 limit, and not an Incentive Stock Option, but all other terms and provisions of such Stock Option shall remain unchanged. This paragraph shall be applied by taking Incentive Stock Options into account in the order in which they are granted and shall be construed in accordance with Section 422(d) of the Code. In the absence of such regulations or other authority, or if such regulations or other authority require or permit a designation of the Options which shall cease to constitute Incentive Stock Options, then Incentive Stock Options, only to the extent of such excess and in the order in which they were granted, shall automatically be deemed to be Nonstatutory Stock Options but all other terms and conditions of such Incentive Stock Options, and the corresponding Incentive Agreement, shall remain unchanged.

c.       STOCK OPTION EXERCISES

                  i. METHOD OF EXERCISE AND PAYMENT. Stock Options shall be exercised by the delivery of a signed written notice of exercise to the Company as of a date set by the Company in advance of the effective date of the proposed exercise. The notice shall set forth the number of Shares with respect to which the Option is to be exercised, accompanied by full payment for the Shares.

                  The Option Price upon exercise of any Stock Option shall be payable to the Company in full either: (i) in cash or its equivalent, or (ii) subject to prior approval by the Committee in its discretion, by tendering previously acquired Shares having an aggregate Fair Market Value at the time of exercise equal to the total Option Price (provided that the Shares which are tendered must have been held for at least six
         (6) months prior to their tender to satisfy the Option Price), or (iii) subject to prior approval by the Committee in its discretion, by withholding Shares which otherwise would be acquired on exercise having an aggregate value equal to the total Option Price, with such value per share being equal to the weighted average of the Fair Market Value of a share of Common Stock for the five trading days immediately preceding the exercise of the Option, or (iv) subject to prior approval by the Committee in its discretion, by a combination of (i), (ii), and (iii) above. Any payment in Shares of Common Stock shall be effected by the delivery of such Shares to the Secretary of the Company, duly endorsed in blank or accompanied by stock powers duly executed in blank, together with any other documents as the Secretary shall require from time to time.

                  The Committee, in its discretion, also may allow (i) "cashless exercise" as permitted under Federal Reserve Board's Regulation T, 12 CFR Part 220 (or its successor), and subject to applicable securities law restrictions and tax withholdings, or (ii) by any other means which the Committee, in its discretion, determines to be consistent with the Plan's purpose and applicable law.

                  As soon as practicable after receipt of a written notification of exercise and full payment, the Company shall deliver to or on behalf of the Grantee, in the name of the Grantee or other appropriate recipient, Share certificates for the number of Shares purchased under the Stock Option. Such delivery shall be effected for all purposes when a stock transfer agent of the Company shall have deposited such certificates in the United States mail, addressed to Grantee or other appropriate recipient.

                  During the lifetime of a Grantee, each Option granted to him shall be exercisable only by the Grantee (or his legal guardian in the event of his Disability) or by a broker-dealer acting on his behalf pursuant to a cashless exercise under the foregoing provisions of this
         Section 2.3(a). No Option shall be assignable or transferable by Grantee otherwise than by will or by the laws of descent and distribution.

                  ii. RESTRICTIONS ON SHARE TRANSFERABILITY. The Committee may impose such restrictions on any Shares acquired pursuant to the exercise of a Stock Option as it may deem advisable, including, without limitation, restrictions under (i) any buy/sell agreement or right of first refusal, (ii) any applicable federal securities laws, (iii) the requirements of any stock exchange or market upon which such Shares are then listed and/or traded, or (iv) any blue sky or state securities law applicable to such Shares. Any certificate issued to evidence Shares issued upon the exercise of an Incentive Award may bear such legends and statements as the Committee shall deem advisable to assure compliance with federal and state laws and regulations.

                  Any Grantee or other person exercising an Incentive Award may be required by the Committee to give a written representation that the Incentive Award and the Shares subject to the Incentive Award will be acquired for investment and not with a view to public distribution; provided, however, that the Committee, in its sole discretion, may release any person receiving an Incentive Award from any such representations either prior to or subsequent to the exercise of the Incentive Award.

                  iii. NOTIFICATION OF DISQUALIFYING DISPOSITION OF SHARES FROM INCENTIVE STOCK OPTIONS. Notwithstanding any other provision of the Plan, a Grantee who disposes of Shares of Common Stock acquired upon the exercise of an Incentive Stock Option by a sale or exchange either (i) within two (2) years after the date of the grant of the Incentive Stock Option under which the Shares were acquired or (ii) within one (1) year after the transfer of such Shares to him pursuant to exercise, shall promptly notify the Company of such disposition, the amount realized and his adjusted basis in such Shares.

                  iv. PROCEEDS OF OPTION EXERCISE. The proceeds received by the Company from the sale of Shares pursuant to Stock Options exercised under the Plan shall be used for general corporate purposes.

d.       STOCK APPRECIATION RIGHTS IN TANDEM WITH NONSTATUTORY STOCK OPTIONS

                  i. GRANT. The Committee may, at the time of grant of a Nonstatutory Stock Option, or at any time thereafter during the term of the Nonstatutory Stock Option, grant Stock Appreciation Rights with respect to all or any portion of the Shares of Common Stock covered by such Nonstatutory Stock Option. A Stock Appreciation Right in tandem with a Nonstatutory Stock Option is referred to herein as a "Tandem SAR."

                  ii. GENERAL PROVISIONS. The terms and conditions of each Tandem SAR shall be evidenced by an Incentive Agreement. The Option Price per Share of a Tandem SAR shall be fixed in the Incentive Agreement and shall not be less than one hundred percent (100%) of the exercise price per share of the Nonstatutory Stock Option to which it relates.

                  iii. EXERCISE. A Tandem SAR may be exercised at any time the Nonstatutory Stock Option to which it relates is then exercisable, but only to the extent such Nonstatutory Stock Option is exercisable, and shall otherwise be subject to the conditions applicable to such Nonstatutory Stock Option. When a Tandem SAR is exercised, the Nonstatutory Stock Option to which it relates shall terminate to the extent of the number of Shares with respect to which the Tandem SAR is exercised. Similarly, when a Nonstatutory Stock Option is exercised, the Tandem SARs relating to the Shares covered by such Nonstatutory Stock Option exercise shall terminate. Any Tandem SAR which is outstanding on the last day of the term of the related Nonstatutory Stock Option shall be automatically exercised on such date for cash, without the need for any action by the Grantee, to the extent of any Appreciation.

                  iv. SETTLEMENT. Upon exercise of a Tandem SAR, the holder shall receive, for each Share with respect to which the Tandem SAR is exercised, an amount equal to the Appreciation. The Appreciation shall be payable in cash, Common Stock, or a combination of both, as specified in the Incentive Agreement (or in the discretion of the Committee if not so specified). The Appreciation shall be paid within 30 calendar days of the exercise of the Tandem SAR. The number of Shares of Common Stock which shall be issuable upon exercise of a Tandem SAR shall be determined by dividing (1) by (2), where (1) is the number of Shares as to which the Tandem SAR is exercised multiplied by the Appreciation in such shares and (2) is the Fair Market Value of a Share on the exercise date.

e.       STOCK APPRECIATION RIGHTS INDEPENDENT OF NONSTATUTORY STOCK OPTIONS

                  i. GRANT. The Committee may grant Stock Appreciation Rights independent of Nonstatutory Stock Options ("Independent SARs").

                  ii. GENERAL PROVISIONS. The terms and conditions of each Independent SAR shall be evidenced by an Incentive Agreement. The exercise price per share of Common Stock shall be not less than one hundred percent (100%) of the Fair Market Value of a Share of Common Stock on the business day immediately preceding the day of grant of the Independent SAR. The term of an Independent SAR shall be determined by the Committee.

                  iii. EXERCISE. Independent SARs shall be exercisable at such time and subject to such terms and conditions as the Committee shall specify in the Incentive Agreement for the Independent SAR grant.

                  iv. SETTLEMENT. Upon exercise of an Independent SAR, the holder shall receive, for each Share specified in the Independent SAR grant, an amount equal to the Spread. The Spread shall be payable in cash, Common Stock, or a combination of both, in the discretion of the Committee or as specified in the Incentive Agreement. The Spread shall be paid within 30 calendar days of the exercise of the Independent SAR. The number of Shares of Common Stock which shall be issuable upon exercise of an Independent SAR shall be determined by dividing (1) by
         (2), where (1) is the number of Shares as to which the Independent SAR is exercised multiplied by the Spread in such Shares and (2) is the Fair Market Value of a Share on the exercise date.

f.       RELOAD OPTIONS

         At the discretion of the Committee, the Grantee may be granted under an Incentive Agreement, replacement Stock Options that permit the Grantee to purchase an additional number of Shares equal to the number of previously owned Shares surrendered by the Grantee to pay all or a portion of the Option Price upon exercise of his Stock Options. All such replacement Stock Options shall have an exercise price of not less than 100% of the Fair Market Value of a Share on the business day immediately preceding the day of grant of such replacement Stock Options.

                                   SECTION 3.

                    PROVISIONS RELATING TO PLAN PARTICIPATION

a.       PLAN CONDITIONS



                  i. INCENTIVE AGREEMENT. Each Grantee to whom an Incentive Award is granted shall be required to enter into an Incentive Agreement with the Company, in such a form as is provided by the Committee. The Incentive Agreement shall contain specific terms as determined by the Committee, in its discretion, with respect to the Grantee's particular Incentive Award. Such terms need not be uniform among all Grantees or any similarly-situated Grantees. The Incentive Agreement may include, without limitation, vesting, forfeiture and other provisions particular to the particular Grantee's Incentive Award, as well as, for example, provisions to the effect that the Grantee (i) shall not disclose any confidential information acquired during Employment with the Company,
         (ii) shall abide by all the terms and conditions of the Plan and such other terms and conditions as may be imposed by the Committee, (iii) shall not interfere with the employment or other service of any employee, (iv) shall not compete with the Company or become involved in a conflict of interest with the interests of the Company, (v) shall forfeit an Incentive Award if terminated for Cause, (vi) shall not be permitted to make an election under Section 83(b) of the Code when applicable, and (vii) shall be subject to any other agreement between the Grantee and the Company regarding Shares that may be acquired under an Incentive Award including, without limitation, an agreement restricting the transferability of Shares by Grantee. An Incentive Agreement shall include such terms and conditions as are determined by the Committee, in its discretion, to be appropriate with respect to any individual Grantee. The Incentive Agreement shall be signed by the Grantee to whom the Incentive Award is made and by an Authorized Officer.

                  ii. NO RIGHT TO EMPLOYMENT. Nothing in the Plan or any instrument executed pursuant to the Plan shall create any Employment rights (including without limitation, rights to continued Employment) in any Grantee or affect the right of the Company to terminate the Employment of any Grantee at any time without regard to the existence of the Plan.

                  iii. SECURITIES REQUIREMENTS. The Company shall be under no obligation to effect the registration pursuant to the Securities Act of 1933 of any Shares of Common Stock to be issued hereunder or to effect similar compliance under any state laws. Notwithstanding anything herein to the contrary, the Company shall not be obligated to cause to be issued or delivered any certificates evidencing Shares pursuant to the Plan unless and until the Company is advised by its counsel that the issuance and delivery of such certificates is in compliance with all applicable laws, regulations of governmental authorities, and the requirements of any securities exchange on which Shares are traded. The Committee may require, as a condition of the issuance and delivery of certificates evidencing Shares of Common Stock pursuant to the terms hereof, that the recipient of such Shares make such covenants, agreements and representations, and that such certificates bear such legends, as the Committee, in its discretion, deems necessary or desirable.

                  If the Shares issuable on exercise of an Incentive Award are not registered under the Securities Act of 1933, the Company may imprint on the certificate for such Shares the following legend or any other legend which counsel for the Company considers necessary or advisable to comply with the Securities Act of 1933:

                  THE SHARES OF STOCK REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR UNDER THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE SOLD OR TRANSFERRED EXCEPT UPON SUCH REGISTRATION OR UPON RECEIPT BY THE CORPORATION OF AN OPINION OF COUNSEL SATISFACTORY TO THE CORPORATION, IN FORM AND SUBSTANCE SATISFACTORY TO THE CORPORATION, THAT REGISTRATION IS NOT REQUIRED FOR SUCH SALE OR TRANSFER.

                  The Shares issuable on exercise of an Incentive Award shall bear the restrictive legends required by the rules of any stock exchange outside of the United States on which the Shares are traded from time to time, including the following:

                  THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE LISTED ON THE TORONTO STOCK EXCHANGE, HOWEVER, SAID SECURITIES CANNOT BE TRADED THROUGH THE FACILITIES OF SUCH EXCHANGE SINCE THEY ARE NOT FREELY TRANSFERABLE, AND CONSEQUENTLY ANY CERTIFICATE REPRESENTING SUCH SECURITIES IS NOT "GOOD DELIVERY" IN SETTLEMENT OF TRANSACTIONS ON THE TORONTO STOCK EXCHANGE.

b.       TRANSFERABILITY

                  i. NON-TRANSFERABLE AWARDS AND OPTIONS. No Incentive Award and no right under the Plan, contingent or otherwise, will be (i) assignable, saleable, or otherwise transferable by a Grantee except by will or by the laws of descent and distribution, or (ii) subject to any encumbrance, pledge, lien, assignment or charge of any nature.

                  No transfer by will or by the laws of descent and distribution shall be effective to bind the Company unless the Committee has been furnished with a copy of the deceased Grantee's enforceable will or such other evidence as the Committee deems necessary to establish the validity of the transfer. Any attempted transfer in violation of this
         Section 3.2(a) shall be void and ineffective.

                  ii. ABILITY TO EXERCISE RIGHTS. Subject to a beneficiary designation pursuant to Section 4.5, only the Grantee (or his legal guardian in the event of Grantee's Disability), or in the event of his death, his estate, may exercise Stock Options, receive cash payments and deliveries of Shares, and otherwise assume the rights of the Grantee.

c.       RIGHTS AS A STOCKHOLDER

                  i. NO STOCKHOLDER RIGHTS. A Grantee of an Incentive Award (or a permitted transferee of such Grantee) shall have no rights as a stockholder with respect to any Shares of Common Stock until the issuance of a stock certificate for such Shares.

                  ii. REPRESENTATION OF OWNERSHIP. In the case of the exercise of an Incentive Award by a person or estate acquiring the right to exercise such Incentive Award by reason of the death or Disability of a Grantee, the Committee may require reasonable evidence as to the ownership of such Incentive Award or the authority of such person and may require such consents and releases of taxing authorities as the Committee may deem advisable.

d.       LISTING AND REGISTRATION OF SHARES OF COMMON STOCK

         The exercise of any Incentive Award granted hereunder shall only be effective at such time as counsel to the Company shall have determined that the issuance and delivery of Shares of Common Stock pursuant to such exercise is in compliance with all applicable laws, regulations of governmental authorities and the requirements of any securities exchange on which Shares of Common Stock are traded. The Committee may, in its discretion, defer the effectiveness of any exercise of an Incentive Award in order to allow the issuance of Shares of Common Stock to be made pursuant to registration or an exemption from registration or other methods for compliance available under federal or state securities laws. The Committee shall inform the Grantee in writing of its decision to defer the effectiveness of the exercise of an Incentive Award. During the period that the effectiveness of the exercise of an Incentive Award has been deferred, the Grantee may, by written notice to the Committee, withdraw such exercise and obtain the refund of any amount paid with respect thereto.

e.       CHANGE IN STOCK AND ADJUSTMENTS

                  i. CHANGES IN LAW OR CIRCUMSTANCES. Subject to Section 3.7 (which only applies in the event of a Change in Control), in the event of any change in applicable laws or any change in circumstances which results in or would result in any dilution of the rights granted under the Plan, or which otherwise warrants equitable adjustment because it interferes with the intended operation of the Plan, then, if the Committee should determine, in its absolute discretion, that such change equitably requires an adjustment in the number or kind of shares of stock or other securities or property theretofore subject, or which may become subject, to issuance or transfer under the Plan or in the terms and conditions of outstanding Incentive Awards, such adjustment shall be made in accordance with such determination. Such adjustments may include changes with respect to (i) the aggregate number of Shares that may be issued under the Plan, (ii) the number of Shares subject to Incentive Awards, and (iii) the price per Share for outstanding Incentive Awards. Any adjustment under this paragraph of an outstanding Incentive Stock Option shall be made only to the extent not constituting a "modification" within the meaning of Section 424(h)(3) of the Code unless otherwise agreed to by the Grantee in writing. The Committee shall give notice to each applicable Grantee of such adjustment which shall be effective and binding.

                  ii. EXERCISE OF CORPORATE POWERS. The existence of the Plan or outstanding Incentive Awards hereunder shall not affect in any way the right or power of the Company or its stockholders to make or authorize any or all adjustments, recapitalization, reorganization or other changes in the Company's capital structure or its business or any merger or consolidation of the Company, or any issue of bonds, debentures, preferred or prior preference stocks ahead of or affecting the Common Stock or the rights thereof, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding whether of a similar character or otherwise.

                  iii. RECAPITALIZATION OF THE COMPANY. Subject to Section 3.7, if while there are Incentive Awards outstanding, the Company shall effect any subdivision or consolidation of Shares of Common Stock or other capital readjustment, the payment of a stock dividend, stock split, combination of Shares, recapitalization or other increase or reduction in the number of Shares outstanding, without receiving compensation therefor in money, services or property, then the number of Shares available under the Plan and the number of Incentive Awards which may thereafter be exercised shall (i) in the event of an increase in the number of Shares outstanding, be proportionately increased and the Fair Market Value of the Incentive Awards awarded shall be proportionately reduced; and (ii) in the event of a reduction in the number of Shares outstanding, be proportionately reduced, and the Fair Market Value of the Incentive Awards awarded shall be proportionately increased. The Committee shall take such action and whatever other action it deems appropriate, in its discretion, so that the value of each outstanding Incentive Award to the Grantee shall not be adversely affected by a corporate event described in this subsection (c).

                  iv. REORGANIZATION OF THE COMPANY. Subject to Section .4, if the Company is reorganized, merged or consolidated, or is a party to a plan of exchange with another corporation, pursuant to which reorganization, merger, consolidation or exchange, stockholders of the Company receive any Shares of Common Stock or other securities or property, or if the Company should distribute securities of another corporation to its stockholders, each Grantee shall be entitled to receive, in lieu of the number of unexercised Incentive Awards previously awarded, the number of Stock Options or Stock Appreciation Rights with a corresponding adjustment to the Fair Market Value of said Incentive Awards, to which he would have been entitled if, immediately prior to such corporate action, such Grantee had been the holder of record of a number of Shares equal to the number of the outstanding Incentive Awards payable in Shares that were previously awarded to him. In this regard, the Committee shall take whatever other action it deems appropriate to preserve the rights of Grantees holding outstanding Incentive Awards.

                  v. ISSUE OF COMMON STOCK BY THE COMPANY. Except as hereinabove expressly provided in this Section 3.5 and subject to
         Section 3.7, the issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, for cash or property, or for labor or services, either upon direct sale or upon the exercise of rights or warrants to subscribe therefor, or upon any conversion of shares or obligations of the Company convertible into such shares or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number of, or Fair Market Value of, any Incentive Awards then outstanding under previously granted Incentive Awards.

                  vi. ACQUISITION OF THE COMPANY. Subject to Section 3.7, in the case of any sale of assets, merger, consolidation or combination of the Company with or into another corporation other than a transaction in which the Company is the continuing or surviving corporation and which does not result in the outstanding Shares being converted into or exchanged for different securities, cash or other property, or any combination thereof (an "Acquisition"), in the absolute discretion of the Committee, any Grantee who holds an outstanding Incentive Award shall have the right (subject to any limitation applicable to the Incentive Award) thereafter and during the term of the Incentive Award, to receive upon exercise thereof the Acquisition Consideration (as defined below) receivable upon the Acquisition by a holder of the number of Shares which would have been obtained upon exercise of the Incentive Award immediately prior to the Acquisition. The term "Acquisition Consideration" shall mean the kind and amount of shares of the surviving or new corporation, cash, securities, evidence of indebtedness, other property or any combination thereof receivable in respect of one Share upon consummation of an Acquisition. The Committee, in its discretion, shall have the authority to take whatever action it deems appropriate to effectuate the provisions of this subsection (f).

                  vii. ASSUMPTION OF OUTSTANDING INCENTIVE AWARDS UNDER THE PLAN. Notwithstanding any other provision of the Plan, the Committee, in its absolute discretion, may authorize the assumption and continuation under the Plan of outstanding and unexercised stock options or other types of stock-based incentive awards that were granted under a stock option plan (or other type of stock incentive plan or agreement) that is or was maintained by a corporation or other entity that was merged into, consolidated with, or whose stock or assets were acquired by, the Company as the surviving corporation. Any such action shall be upon such terms and conditions as the Committee, in its discretion, may deem appropriate, including provisions to preserve the holder's rights under the previously granted and unexercised stock option or other stock-based incentive award, such as, for example, retaining an existing exercise price under an outstanding stock option. Any such assumption and continuation of any such previously granted and unexercised incentive award shall be treated as an outstanding Incentive Award under the Plan and shall thus count against the number of Shares reserved for issuance pursuant to
         Section 1.4. With respect to an incentive stock option (as described in Section 422 of the Code) subject to this subsection (g), no adjustment to such option shall be made to the extent constituting a "modification" within the meaning of Section 424(h)(3) of the Code unless otherwise agreed to by the optionee in writing.

                  viii. ASSUMPTION OF INCENTIVE AWARDS BY A SUCCESSOR. In the event of a dissolution or liquidation of the Company, a sale of all or substantially all of the Company's assets, a merger or consolidation involving the Company in which the Company is not the surviving corporation, or a merger or consolidation involving the Company in which the Company is the surviving corporation but the holders of Shares of Common Stock receive securities of another corporation and/or other property, including cash, the Committee shall, in its absolute discretion, have the right and power to:

                           (i) cancel, effective immediately prior to the occurrence of such corporate event, each outstanding Incentive Award (whether or not then exercisable), and, in full consideration of such cancellation, pay to the Grantee to whom such Incentive Award was granted an amount in cash equal to the excess of (A) the value, as determined by the Committee, in its absolute discretion, of the property (including cash) received by the holder of a Share of Common Stock as a result of such event over (B) the exercise price of such Incentive Award, if any; or

                           (ii) provide for the exchange of each Incentive Award outstanding immediately prior to such corporate event (whether or not then exercisable) for an incentive award on some or all of the property for which such Incentive Award is exchanged and, incident thereto, make an equitable adjustment as determined by the Committee, in its absolute discretion, in the exercise price of the incentive award, if any, or the number of shares or amount of property (including cash) subject to the incentive award or, if appropriate, provide for a cash payment to the Grantee to whom such Incentive Award was granted in consideration for the exchange of the Incentive Award.

         The Committee, in its discretion, shall have the authority to take whatever action it deems appropriate to effectuate the provisions of this subsection (h).

f.       TERMINATION OF EMPLOYMENT, DEATH, DISABILITY AND RETIREMENT

                  i. TERMINATION OF EMPLOYMENT. Unless otherwise expressly provided in the Grantee's Incentive Agreement, if the Grantee's Employment is terminated for any reason other than due to his death, Disability, Retirement or for Cause, any non-vested portion of any Stock Option or other applicable Incentive Award at the time of such termination shall automatically expire and terminate and no further vesting shall occur. In such event, except as otherwise expressly provided in his Incentive Agreement, the Grantee shall be entitled to exercise his rights only with respect to the portion of the Incentive Award that was vested as of the termination date for a period that shall end on the earlier of (i) the expiration date set forth in the Incentive Agreement with respect to the vested portion of such Incentive Award or (ii) the date that occurs ninety (90) calendar days after his termination date.

                  ii. TERMINATION OF EMPLOYMENT FOR CAUSE. Unless otherwise expressly provided in the Grantee's Incentive Agreement, in the event of the termination of a Grantee's Employment for Cause, all vested and non-vested Stock Options and other Incentive Awards granted to such Grantee shall immediately expire, and shall not be exercisable, as of the commencement of business on the date of such termination.

                  iii. RETIREMENT. Unless otherwise expressly provided in the Grantee's Incentive Agreement, upon the Retirement of any Employee who is a Grantee:

                           (1) any non-vested portion of any outstanding Option or other Incentive Award shall immediately terminate and no further vesting shall occur; and

                           (2) any vested Option or other Incentive Award shall expire on the earlier of (A) the expiration date set forth in the Incentive Agreement for such Incentive Award; or
                  (B) the expiration of (1) one year after the date of Retirement in the case of any Incentive Award other than an Incentive Stock Option, or (2) three months after the date of Retirement in the case of an Incentive Stock Option.

                  iv. DISABILITY OR DEATH. Unless otherwise expressly provided in the Grantee's Incentive Agreement, upon termination of Employment as a result of the Grantee's Disability or death:

                           (1) any nonvested portion of any outstanding Option or other applicable Incentive Award shall immediately terminate upon termination of Employment, as applicable, and no further vesting shall occur; and

                           (2) any vested Incentive Award shall expire upon the earlier of either (A) the expiration date set forth in the Incentive Agreement or (B) the first anniversary of the Grantee's termination of Employment, as applicable, as a result of his Disability or death.

                  In the case of any vested Incentive Stock Option held by an Employee following termination of Employment, notwithstanding the definition of "Disability" in Section 1.2, whether the Employee has incurred a "Disability" for purposes of determining the length of the Option exercise period following termination of Employment under this paragraph (d) shall be determined by reference to Section 22(e)(3) of the Code to the extent required by Section 422(c)(6) of the Code. The Committee shall determine whether a Disability for purposes of this subsection (d) has occurred.

                  v. CONTINUATION. Subject to the conditions and limitations of the Plan and applicable law and regulation in the event that a Grantee ceases to be an Employee, Outside Director or Consultant, as applicable, for whatever reason, the Committee and Grantee may mutually agree with respect to any outstanding Option or other Incentive Award then held by the Grantee (i) for an acceleration or other adjustment in any vesting schedule applicable to the Incentive Award, (ii) for a continuation of the exercise period following termination for a longer period than is otherwise provided under such Incentive Award, or (iii) to any other change in the terms and conditions of the Incentive Award. In the event of any such change to an outstanding Inventive Award, a written amendment to the Grantee's Incentive Agreement shall be required.

g.       CHANGE IN CONTROL

         Notwithstanding any contrary provision in the Plan, in the event of a Change in Control (as defined below), all of the Stock Options and Stock Appreciation Rights then outstanding shall become 100% vested and immediately and fully exercisable as of the day immediately preceding the Change in Control date unless expressly provided otherwise in the Grantee's Incentive Agreement.

         Notwithstanding any other provision of this Plan, unless expressly provided otherwise in the Grantee's Incentive Agreement, the provisions of this
Section 3.7 may not be terminated, amended, or modified to adversely affect any Incentive Award theretofore granted under the Plan without the prior written consent of the Grantee with respect to his outstanding Incentive Awards subject, however, to the last paragraph of this Section 3.7.

         For all purposes of this Plan, a "CHANGE IN CONTROL" of the Company shall mean:

                  (a) The acquisition by an individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act (a "PERSON") of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of thirty percent (30%) or more of the total voting power of all the Company's then outstanding securities entitled to vote generally in the election of directors to the Board; provided, however, that for purposes of this subsection (a), the following acquisitions shall not constitute a Change in Control: (i) any acquisition by the Company or its Parent or Subsidiaries, (ii) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or its Parent or Subsidiaries, or (iii) any acquisition consummated with the prior approval of the Board.

                  (b) During the period of two consecutive calendar years, individuals who at the beginning of such period constitute the Board, and any new director(s) whose election by the Board or nomination for election by the Company's shareholders was approved by a vote of at least two-thirds of the directors then still in office, who either were directors at the beginning of the two-year period or whose election or nomination for election was previously so approved, cease for any reason to constitute a majority of the Board; or

                  (c) The Company becomes a party to a merger, plan of reorganization, consolidation or share exchange in which either (i) the Company will not be the surviving corporation or (ii) the Company will be the surviving corporation and any outstanding shares of the Company's common stock will be converted into shares of any other company (other than a reincorporation or the establishment of a holding company involving no change of ownership of the Company) or other securities, cash or other property (excluding payments made solely for fractional shares); or

                  (d) The shareholders of the Company approve a merger, plan of reorganization, consolidation or share exchange with any other corporation, and immediately following such merger, plan of reorganization, consolidation or share exchange the holders of the voting securities of the Company outstanding immediately prior thereto hold securities representing fifty percent (50%) or less of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger, plan of reorganization, consolidation or share exchange; provided, however, that notwithstanding the foregoing, no Change in Control shall be deemed to have occurred if one-half (1/2) or more of the members of the Board of the Company or such surviving entity immediately after such merger, plan of reorganization, consolidation or share exchange is comprised of persons who served as directors of the Company immediately prior to such merger, plan of reorganization, consolidation or share exchange or who are otherwise designees of the Company; or

                  (e) Upon approval by the Company's stockholders of a complete liquidation and dissolution of the Company or the sale or other disposition of all or substantially all of the assets of the Company other than to a Parent or Subsidiary; or

                  (f) Any other event that a majority of the Board, in its sole discretion, shall determine constitutes a Change in Control.

         Notwithstanding the occurrence of any of the foregoing events of this
Section 3.7 which would otherwise result in a Change in Control, the Board may determine in its discretion, if it deems it to be in the best interest of the Company, that an event or events otherwise constituting a Change in Control shall not be considered a Change in Control. Such determination shall be effective only if it is made by the Board prior to the occurrence of an event that otherwise would be or probably would lead to a Change in Control; or after such event if made by the Board a majority of which is composed of directors who were members of the Board immediately prior to the event that otherwise would be or probably would lead to a Change in Control.

h.       EXCHANGE OF INCENTIVE AWARDS

         The Committee may, in its discretion, permit any Grantee to surrender outstanding Incentive Awards in order to exercise or realize his rights under other Incentive Awards or in exchange for the grant of new Incentive Awards, or require holders of Incentive Awards to surrender outstanding Incentive Awards (or comparable rights under other plans or arrangements) as a condition precedent to the grant of new Incentive Awards.

i.       FINANCING

         The Company may extend and maintain, or arrange for and guarantee, the extension and maintenance of financing to any Grantee to purchase Shares pursuant to exercise of an Incentive Award upon such terms as are approved by the Committee in its discretion.


                                   SECTION 4.

                                     GENERAL

a.       EFFECTIVE DATE AND GRANT PERIOD

         This Plan is adopted by the Board effective as of February 11, 1998 (the "EFFECTIVE DATE"), and was approved by the stockholders of the Company on August 21, 1998. Incentive Awards may be granted under the Plan at any time prior to receipt of such stockholder approval; provided, however, if the requisite stockholder approval is not obtained then any Incentive Awards granted hereunder shall automatically become null and void and of no force or effect. Unless sooner terminated by the Board, no Incentive Award shall be granted under the Plan after ten (10) years from the Effective Date.

b.       FUNDING AND LIABILITY OF COMPANY

         No provision of the Plan shall require the Company, for the purpose of satisfying any obligations under the Plan, to purchase assets or place any assets in a trust or other entity to which contributions are made, or otherwise to segregate any assets. In addition, the Company shall not be required to maintain separate bank accounts, books, records or other evidence of the existence of a segregated or separately maintained or administered fund for purposes of the Plan. Although bookkeeping accounts may be established with respect to Grantees who are entitled to cash, Common Stock or rights thereto under the Plan, any such accounts shall be used merely as a bookkeeping convenience. The Company shall not be required to segregate any assets that may at any time be represented by cash, Common Stock or rights thereto. The Plan shall not be construed as providing for such segregation, nor shall the Company, the Board or the Committee be deemed to be a trustee of any cash, Common Stock or rights thereto. Any liability or obligation of the Company to any Grantee with respect to an Incentive Award shall be based solely upon any contractual obligations that may be created by this Plan and any Incentive Agreement, and no such liability or obligation of the Company shall be deemed to be secured by any pledge or other encumbrance on any property of the Company. Neither the Company, the Board nor the Committee shall be required to give any security or bond for the performance of any obligation that may be created by the Plan.

c.       WITHHOLDING TAXES

                  i. TAX WITHHOLDING. The Company shall have the power and the right to deduct or withhold, or require a Grantee to remit to the Company, an amount sufficient to satisfy federal, state, and local taxes, domestic or foreign, required by law or regulation to be withheld with respect to any taxable event arising as a result of the Plan or an Incentive Award hereunder.

                  ii. SHARE WITHHOLDING. With respect to tax withholding required upon the exercise of Stock Options or SARs or upon any other taxable event arising as a result of any Incentive Awards, Grantees may elect, subject to the approval of the Committee in its discretion, to satisfy the withholding requirement, in whole or in part, by having the Company withhold Shares having a Fair Market Value on the date the tax is to be determined equal to the minimum statutory total tax which could be imposed on the transaction. All such elections shall be made in writing, signed by the Grantee, and shall be subject to any restrictions or limitations that the Committee, in its discretion, deems appropriate.

                  iii. INCENTIVE STOCK OPTIONS. With respect to Shares received by a Grantee pursuant to the exercise of an Incentive Stock Option, if such Grantee disposes of any such Shares within (i) two years from the date of grant of such Option or (ii) one year after the transfer of such shares to the Grantee, the Company shall have the right to withhold from any salary, wages or other compensation payable by the Company to the Grantee an amount sufficient to satisfy federal, state and local tax withholding requirements attributable to such disqualifying disposition.

                  iv. LOANS. The Committee may provide for loans, on either a short term or demand basis, from the Company to a Grantee who is an Employee or Consultant to permit the payment of taxes required by law.

d.       NO GUARANTEE OF TAX CONSEQUENCES

         Neither the Company nor the Committee makes any commitment or guarantee that any federal, state or local tax treatment will apply or be available to any person participating or eligible to participate hereunder.

e.       DESIGNATION OF BENEFICIARY BY PARTICIPANT

         Each Grantee may, from time to time, name any beneficiary or beneficiaries (who may be named contingently or successively) to whom any benefit under the Plan is to be paid in case of his death before he receives any or all of such benefit. Each such designation shall revoke all prior designations by the same Grantee, shall be in a form prescribed by the Committee, and will be effective only when filed by the Grantee in writing with the Committee during the Grantee's lifetime. In the absence of any such designation, benefits remaining unpaid at the Grantee's death shall be paid to the Grantee's estate.

f.       DEFERRALS

         The Committee may permit a Grantee to defer such Grantee's receipt of the payment of cash or the delivery of Shares that would, otherwise be due to such Grantee by virtue of the lapse or waiver of restrictions with respect to Restricted Stock, or the satisfaction of any requirements or goals with respect to Performance Units, Performance Shares or Other Stock-Based Awards. If any such deferral election is permitted, the Committee shall, in its discretion, establish rules and procedures for such payment deferrals to the extent consistent with the Code.

g.       AMENDMENT AND TERMINATION

         The Board shall have complete power and authority to terminate or amend the Plan at any time; provided, however, that the Board shall not, without the approval of the stockholders of the Company within the time period required by applicable law, (a) except as provided in Section 3.5, increase the maximum number of Shares which may be issued under the Plan pursuant to Section 1.4, (b) amend the requirements as to the class of Employees eligible to purchase Common Stock under the Plan, (c) to the extent applicable, increase the maximum limits on Incentive Awards to Covered Employees as set for compliance with the Performance-Based Exception, (d) extend the term of the Plan, or (e) to the extent applicable, decrease the authority granted to the Committee under the Plan in contravention of Rule 16b-3 under the Exchange Act.

         No termination, amendment, or modification of the Plan shall adversely affect in any material way any outstanding Incentive Award previously granted to a Grantee under the Plan, without the written consent of such Grantee or other designated holder of such Incentive Award.

         This Plan and any amendments hereto are subject to all necessary approvals of the applicable "Regulatory Authorities" and stockholders. "Regulatory Authorities" means all stock exchanges and other organized trading facilities on which the Shares are listed and all securities commissions or similar securities regulatory bodies having jurisdiction over the Company. To the extent that the Committee determines that (a) the listing or qualification requirements of any Regulatory Authority, or (b) the Code (or regulations promulgated thereunder), require stockholder approval in order to maintain compliance with such listing or qualification requirements or to maintain any favorable tax advantages or qualifications, then the Plan shall not be amended in such respect without approval of such Regulatory Authority and/or the Company's stockholders.

h.       REQUIREMENTS OF LAW

         The granting of Incentive Awards and the issuance of Shares under the Plan shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required. Certificates evidencing shares of Common Stock delivered under this Plan (to the extent that such shares are so evidenced) may be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the rules and regulations of the Securities and Exchange Commission, any securities exchange or transaction reporting system upon which the Common Stock is then listed or to which it is admitted for quotation, and any applicable federal or state securities law, if applicable. The Committee may cause a legend or legends to be placed upon such certificates (if any) to make appropriate reference to such restrictions.

i.       RULE 16b-3 SECURITIES LAW COMPLIANCE

         With respect to Insiders to the extent applicable, transactions under the Plan are intended to comply with all applicable conditions of Rule 16b-3 under the Exchange Act. Any ambiguities or inconsistencies in the construction of an Incentive Award or the Plan shall be interpreted to give effect to such intention. However, to the extent any provision of the Plan or action by the Committee fails to so comply, it shall be deemed null and void to the extent permitted by law and deemed advisable by the Committee in its discretion.

j.       COMPLIANCE WITH CODE SECTION 162(m)

         If the Company is a Publicly Held Corporation, then unless otherwise determined by the Committee with respect to any particular Incentive Award, it is intended that the Plan comply fully with and meet all the requirements of
Section 162(m) of the Code so that any applicable types of Incentive Awards that are granted to Covered Employees shall qualify for the Performance-Based Exception. If any provision of the Plan or an Incentive Agreement would disqualify the Plan or would not otherwise permit the Plan or Incentive Award to comply with the Performance-Based Exception as so intended, such provision shall be construed or deemed amended to conform to the requirements of the Performance-Based Exception to the extent permitted by applicable law and deemed advisable by the Committee; provided that no such construction or amendment shall have an adverse effect on the prior grant of an Incentive Award or the economic value to a Grantee of any outstanding Incentive Award.

k.       SUCCESSORS

         All obligations of the Company under the Plan with respect to Incentive Awards granted hereunder shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business and/or assets of the Company.

l.       MISCELLANEOUS PROVISIONS

                  i. No Employee, Consultant, Outside Director, or other person shall have any claim or right to be granted an Incentive Award under the Plan. Neither the Plan, nor any action taken hereunder, shall be construed as giving any Employee, Consultant, or Outside Director any right to be retained in the Employment or other service of the Company or any Parent or Subsidiary.

                  ii. No Shares of Common Stock shall be issued hereunder unless counsel for the Company is then reasonably satisfied that such issuance will be in compliance with federal and state securities laws, if applicable.

                  iii.   The expenses of the Plan shall be borne by the Company.

                  iv. By accepting any Incentive Award, each Grantee and each person claiming by or through him shall be deemed to have indicated his acceptance of the Plan.

m.       SEVERABILITY

         In the event that any provision of this Plan shall be held illegal, invalid or unenforceable for any reason, such provision shall be fully severable, but shall not affect the remaining provisions of the Plan, and the Plan shall be construed and enforced as if the illegal, invalid, or unenforceable provision was not included herein.

n.       GENDER, TENSE AND HEADINGS

         Whenever the context so requires, words of the masculine gender used herein shall include the feminine and neuter, and words used in the singular shall include the plural. Section headings as used herein are inserted solely for convenience and reference and constitute no part of the interpretation or construction of the Plan.

o.       GOVERNING LAW

         The Plan shall be interpreted, construed and constructed in accordance with the laws of the State of Delaware without regard to its conflicts of law provisions, except as may be superseded by applicable laws of the United States.

         IN WITNESS WHEREOF, PetroQuest Energy, Inc. has caused this Plan to be duly executed in its name and on its behalf by its duly authorized officer.


ATTEST:                               PETROQUEST ENERGY, INC.


By:/s/ Robert R. Brooksher            By: /s/ Charles T. Goodson
   ---------------------------------     ---------------------------------------
Name:    Robert R. Brooksher          Name:  Charles T. Goodson
     -------------------------------       -------------------------------------
Title:   Chief Financial Officer      Title: President & Chief Executive Officer
      ------------------------------        ------------------------------------














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